Morningstar Investment Management LLC 22 West Washington Street Telephone: +1 312 696-6000 Chicago Facsimile: +1 312 696-6001 Illinois 60602

UPDATE: April 23, 2018

Summary

Morningstar Investment Management LLC Aims to Lower Costs of Our Morningstar® Managed PortfoliosSM Through a New Fund Family

Morningstar Investment Management is taking steps to further reduce the cost and simplify the management of some of our Morningstar® Managed PortfoliosSM.

To do this, we have filed to register Morningstar Funds Trust, a family of Morningstar-managed funds, with the Securities and Exchange Commission (SEC). After receiving approval from the SEC, Morningstar Funds will become holdings in our mutual fund-based Morningstar Managed Portfolios, which we offer exclusively to financial advisors. We expect this will allow us to significantly lower the costs and improve delivery of the managed portfolios. Morningstar Funds will not be available directly to the general investing public.

We plan to replace the third-party mutual funds currently held in our portfolios with the new Morningstar Funds. This change should have no material impact on our portfolios’ objectives or their suitability to clients who have invested in them, but we do expect it to have many benefits.

Lowering costs on our products is aligned with our investment principles and one of our six corporate core values–Investors First. Investors, advisors, and Morningstar share the benefits of this exciting move.

What’s Changing

To understand what’s changing, it’s useful to consider how we build these portfolios today. Essentially, our portfolio managers select and allocate assets to 15 to 25 third-party mutual funds that they believe to be best in class. The specifics, such as which managers, sizes of allocations, etc., will vary depending on a portfolio’s objective and other circumstances. Those third-party funds invest in individual securities such as stocks and bonds. A simple diagram of this structure looks like this:

Managed portfoliosg third-party fundsg securities

That structure will change a bit with the Morningstar Funds. Instead of investing in third-party funds, the portfolios will invest in Morningstar Funds which, in turn, will invest their assets in individual stocks, bonds, and other securities that have been selected by third-party managers:

Managed portfoliosg Morningstar Fundsg third-party manager-selected securities

It’s important to keep in mind that while this is expected to change the funds that our portfolios invest in, the underlying investment exposures–stocks, bonds, and other securities–should be largely unchanged.

Morningstar Investment Management LLC is a registered investment adviser and subsidiary of Morningstar, Inc.

Rationale for Registering the Morningstar Family of Funds

We’ve filed to register a Morningstar family of funds for the following reasons:

•	To reduce costs: We believe that moving to our own Morningstar Funds will significantly reduce the costs to investors using Morningstar® Managed PortfoliosSM. Essentially, using Morningstar Funds will help us achieve savings that we can pass along to investors. Secondarily, we believe that using Morningstar Funds could lead to enhanced tax-efficiency and facilitate the process of reallocating assets within each portfolio, when necessary.

•	To simplify the portfolios and how they’re managed: Currently, the typical portfolio consists of 15 to 25 third-party mutual funds. Because Morningstar Funds will allocate assets to multiple managers, we believe we can use far fewer funds while keeping the same investment exposures. This should make the portfolios easier for advisors and clients to understand and should also simplify portfolio management itself.

•	To gain flexibility: The Morningstar Funds should afford our portfolio managers greater flexibility to express investment ideas and adjust positions as circumstances warrant. Currently, it can be a bit cumbersome to adjust allocations to third-party mutual funds. That process should be smoother with Morningstar Funds, which will invest through separate-account sleeves. We believe we will be able to reallocate capital between subadvisors more nimbly and precisely in this format than before. Also, using Morningstar Funds will give us access to managers who, while skilled and capable, don’t offer mutual funds and will allow us to implement investment ideas from our valuation-driven, contrarian-minded investment approach that the third-party fund structure would not.

Regulatory Filing Details

On March 6, 2017, Morningstar Investment Management LLC made the following filings with the SEC in connection with the Morningstar Funds:

•	Filing to register an investment trust called the Morningstar Funds Trust as a registered investment company under the Investment Company Act of 1940.

•	Filing of an initial registration statement under the Securities Act of 1933 for an offering of securities with respect to nine mutual funds that may be subadvised by other asset managers and invest in funds, ETFs, or securities.

•	Filing of an exemptive relief application with respect to the proposed multimanager structure. (This exemptive relief request was subsequently granted by the SEC on August 15, 2017.)

On August 10, 2017, we filed an exemptive relief application with the SEC to permit the funds to employ a “fund of funds” structure, which would permit Morningstar Funds, subject to certain conditions, to invest part of their assets in ETFs, mutual funds or other investment companies beyond the limits typically imposed by the Investment Company Act of 1940. This relief was granted March 13, 2018.

On April 23, 2018, we filed a pre-effective amendment to our original registration statement, including updated details on subadvisers, strategies and risks, portfolio managers, costs, service providers, and various policies. We are awaiting review and comment from the SEC before finalizing the registration statement.

The most current filings are available for review on the SEC’s Edgar database by going to www.sec.gov/edgar/searchedgar/companysearch.html, and searching for Morningstar Funds Trust.

Next Steps

We are now in the quiet period, or the time between the pre-effective filings and when the SEC declares the registration to be effective. Regulations limit both the scope and method of our communications during the quiet period, the duration of which is uncertain. The quiet period will conclude if the SEC declares the trust’s registration statement effective. Once all regulatory prerequisites are met, we’ll be able to prepare to launch the funds and more freely communicate with all affected financial advisors and other stakeholders. At present, we anticipate that the Morningstar Funds won’t be available for use before the third quarter of 2018.

About Morningstar® Managed PortfoliosSM

Morningstar® Managed PortfoliosSM offer objective, independently managed portfolios to qualified, fee-based financial advisors and the clients they serve. The program started in 2001 in our subsidiary, Morningstar Investment Services LLC, with our turnkey asset management platform and has since grown to include third-party platforms where we serve as a strategist. It is not offered to the general investing public.

The portfolios available to financial advisors through Morningstar Managed Portfolios can take a variety of forms. For instance, we offer Asset Allocation strategies, which we align with a variety of risk profiles (e.g., ”Growth,” “Conservative,” etc.) and Outcome-Based strategies that are suited to investors identified as having particular goals, such as Retirement Income portfolios for investors seeking to support a given level of spending in real terms.

In all cases, our portfolio managers deliver asset allocation, investment selection, and portfolio construction to build the portfolios we offer to advisors.

These essential aspects of the Morningstar Managed Portfolios program will be unaffected by the launch of the Morningstar family of funds.

Questions and Answers

Rationale

Why is Morningstar Investment Management making this change now?

Morningstar® Managed PortfoliosSM has grown big enough to make it possible to launch a family of funds given the program’s popularity with advisors and the associated asset growth. We’re capitalizing on the opportunity to use the program’s scale to deliver cost savings to clients.

What Morningstar Funds are being launched?

We have filed a preliminary prospectus with the SEC to launch the following funds:

•	Morningstar U.S. Equity Fund

•	Morningstar International Equity Fund

•	Morningstar Global Income Fund

•	Morningstar Total Return Bond Fund

•	Morningstar Defensive Bond Fund

•	Morningstar Multisector Bond Fund

•	Morningstar Municipal Bond Fund

•	Morningstar Unconstrained Allocation Fund

•	Morningstar Alternatives Fund

Which Morningstar® Managed PortfoliosSM will be affected by the change to Morningstar Funds from third-party funds?

With a few exceptions, most portfolios that use active funds will be affected, including our Mutual Fund and Active/Passive Asset Allocation, Retirement Income, Multi-Asset Income, and Absolute Return Portfolios. In these cases, where relevant, we’ll replace third-party active funds with the appropriate Morningstar Funds. Other portfolios will not be affected, such as the ETF Asset Allocation Portfolios, which invest only in ETFs, and the Select Equity Portfolios, which invest directly in stocks and other securities.

Why aren’t you making Morningstar Funds available directly to the investing public?

Our focus is on delivering cost savings to clients in our Morningstar Managed Portfolios. The impetus for launching the Morningstar Funds is to lower the overall fees that these clients pay. Thus, the funds are intended to be used exclusively in the portfolios we offer these clients, not as standalone offerings. We don’t currently have plans to make the funds available to the general investing public.

Costs

How will Morningstar Funds reduce the costs of Morningstar® Managed PortfoliosSM?

Our chief objective in developing the Morningstar Funds was to lower the average investment services cost of our Morningstar® Managed PortfoliosSM offering. We set a goal of reducing these costs by 20% on average when we announced our intention to create these funds. A secondary objective was to make Morningstar Managed Portfolios more efficient and effective by reducing tax inefficiencies and using funds designed for use in our portfolios.

There are two components to the investment management services costs within the Morningstar Managed Portfolios offering: the cost of the underlying investments and our costs for managing the portfolios. Going forward, for all assets in Morningstar Funds, we will eliminate the strategist fee when we act as a model provider on third-party platforms and eliminate the investment management portion of the program fee when we act as a discretionary manager on our own platform. In addition, the Morningstar Funds’ costs are generally in line with or below the costs for similar funds. Taken together, these factors should reduce the average investment services cost of Morningstar Managed Portfolios by approximately 20%.

Will Morningstar Funds have investment minimums?

The funds will not be subject to minimums other than those imposed by the applicable minimum investments required by platforms to invest in our portfolios. The funds will be available only through Morningstar Managed Portfolios.

Will the transition of assets incur taxes for investors?

It may, although we will make every effort to minimize the tax impact. About two-thirds of the assets that would potentially move from third-party funds to Morningstar Funds are in tax-exempt accounts. With respect to assets in taxable accounts, we will work to migrate the assets in the most tax-efficient way we can.

Are Morningstar Funds offered in a “clean share” version?

Morningstar Inc.’s view of truly “clean shares” would require a fund not to pay sub-accounting fees (aka sub-transfer agency or sub-TA fees), either directly or indirectly through revenue-sharing payments to intermediaries. Given that investors’ access to Morningstar Funds will be through unaffiliated recordkeeping intermediaries, such as broker-dealer platforms that serve as custodians for Morningstar Managed Portfolios, and that these custodians report transactions in Morningstar Funds to the funds’ transfer agent at an omnibus level (i.e., aggregated buys/sells of the funds’ shares), the Morningstar Funds are not able to avoid paying these intermediaries for the shareholder servicing and accounting services they are performing.

It is important to note that there is no accepted definition of “clean shares” in the industry. In the interest of transparency, Morningstar Investment Management has opted to disclose fees paid to clearing firms for their sub-accounting services by adding a separate line-item in financial reports. Generally, these fees are paid out of fund management fees and, therefore, shareholders are not able to identify these costs. Our practice of disclosing these fees is uncommon among mutual funds today, but we hope it will one day become the norm.

Board of Trustees

How did Morningstar Investment Management go about building the Morningstar Funds Trust board?

Morningstar Investment Management’s objective for the Morningstar Funds Trust board was to: (1) have the board’s chairperson be an independent director (as opposed to a Morningstar Investment Management person, or “interested director”); (2) have a diverse board (e.g., gender, race, background, and experience); and (3) have a board in which at least 75% of its members were independent directors.

Our approach to putting the board together to meet that objective was twofold.

•	First, we would play an active role in selecting the board’s independent chairperson, ensuring that the person exhibited the necessary qualities to lead a diverse board, that he or she would be an advocate for the trust’s shareholders, and that the person’s background and experience would allow for effective oversight of both the investing and operational activities of the trust.

•	Second, once the chairperson was selected, he or she would take the lead in identifying the remaining independent directors.

We felt this type of approach was consistent with the role of the independent directors – to be an independent check on the management of the funds and to diligently safeguard shareholder interests. We believe that the board exemplifies our goals of having a robustly independent board.

The Morningstar Funds trustees are the same for all nine funds, and our board has 80% independent representation. The independent trustees bring broad, extensive, and relevant experience in fund operations, financial management, investment management, and distribution. We believe they will be capable and diligent advocates for shareholders and will add value in many facets of fund oversight.

In addition, our prospectus includes a Statement of Shareholder Rights, reminding investors of their rights as shareholders and the role of the board in representing their interests, as suggested by Don Phillips, managing director at Morningstar, Inc., in his 2003 testimony to Congress. Our statement reads: “When you buy shares in a mutual fund, you become a shareholder in an investment company. As an owner, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests. To get to know your board, please see the ‘Trustees and Executive Officers’ section” of the Statement of Additional Information. We had hoped to place this information closer to the front of the prospectus for better visibility, but current SEC rules prohibit the inclusion of any non-standard information in the opening summary sections of the prospectus.

Portfolio Management

Who will manage the Morningstar Funds?

Our Morningstar Investment Management portfolio managers will be responsible for selecting and monitoring the third-party managers for each Morningstar fund used in our portfolios. This is only a slight change–today our portfolio managers select third-party mutual funds.

We have hired a third-party fund service provider (FSP) for fund administration, accounting, transfer agency, custodial, compliance, and shareholder services to the funds. The FSP may also assist with board administration. Additionally, Morningstar Investment Management will dedicate internal resources to the financial, compliance, legal, operational, and product management aspects of fund sponsorship.

Subadviser Selection

What process was used to select subadvisers for the Morningstar Funds?

Our process for selecting subadvisers was–and will continue to be–very similar to our process for selecting funds we currently use in our Morningstar® Managed PortfoliosSM. We have a research-intensive process focused on a qualitative and quantitative assessment of the strategies that fit our portfolio construction needs. To select subadvisers, we develop a thorough understanding of the manager’s investment process and the people who manage it, and we evaluate the historical performance in the context of the firm’s organizational capabilities and the price of the strategy. The goal is to form a reliable set of expectations regarding how the strategies will perform in a variety of market environments and to identify those managers capable of outperforming over a full market cycle.

Did Morningstar Investment Management use Morningstar Research Services LLC (MRS) in the subadviser selection process?

Morningstar Research Services LLC was not directly involved in the selection of subadvisers and was not involved in the ultimate hiring decisions. However, we did take advantage of its data and analysis, primarily in two areas. First, we expanded our own manager short lists after considering the funds MRS designated as medalists. Second, as any Analyst Access client1 has the ability to do, we sat down with the MRS analysts who covered managers we were considering to discuss each strategy and ask additional questions. Because we share a common philosophy for identifying good managers, we are well positioned to benefit from their knowledge and broad coverage of the subadviser opportunity set.

[1]	Analyst Access is a service by Morningstar Research Services LLC that offers clients a deeper insight into its research, beyond what is contained in qualitative reports.

How will Morningstar Investment Management monitor and replace subadvisers?

Because we will have direct relationships with our subadvisers, we will be able to monitor their investments and performance more frequently than we can monitor third-party mutual funds in our Morningstar Managed Portfolios today. As before, we will engage in regular discussions with the managers to understand the risks and opportunities in their investment areas and assess the changes they are making in response to the market environment. Our monitoring of the subadvisers’ portfolio managers assigned to manage Morningstar Funds’ assets will include evaluation of their investment process and performance and will be based on the expectations we have for them. The new structure will allow us daily access to portfolio holdings and changes. We intend to have long-term relationships with the selected subadvisers, with a full understanding that even the best managers are likely to intermittently underperform their benchmarks. In consultation with the fund board, we will consider replacing a manager when the factors used for selecting that manager have diminished our conviction that the strategy can meet the expectations we set for it.

Some of the managers whose mutual funds are currently used in your managed portfolios were not named as subadvisers to Morningstar Funds. Why?

Although the trust will provide a discussion of the factors the trustees considered in approving the subadvisers in a future shareholder report, we won’t otherwise comment on why we selected or rejected individual managers. We believe our selection process afforded us a wide and talented pool of managers in the mandates we sought, and we chose managers and subadvisory offerings in which we had the highest conviction.

Use of ETFs

To what extent do you plan to use ETFs in Morningstar Funds, and why? What does this mean for multi-asset managed portfolios?

As background, we segment our multi-asset managed portfolios within the Morningstar® Managed PortfoliosSM advisory service into two broad groupings. The first group, Asset Allocation portfolios (often referred to as target-risk or target-allocation portfolios), are designed to align with an investor’s risk profile, from conservative to aggressive. The second group, Outcome-Based portfolios, are designed to deliver a specified investment outcome (e.g., a stated income level or return above inflation) over a specified investment period and take a more flexible asset allocation approach to achieve those outcomes. Currently, the multi-asset managed portfolios consist of mutual funds only, ETFs only, or a combination of mutual funds and ETFs.

ETF Usage Within Outcome-Based Portfolios

Currently, we use ETFs extensively within a number of the Outcome-Based managed portfolios–U.S. Real Return and Multi-Asset Income in particular. For the Morningstar Funds intended for use as underlying holdings of these Outcome-Based portfolios–Unconstrained Allocation, Global Income, and Defensive Bond–we plan to use ETFs to fulfill certain investment mandates within these funds’ investment objectives, rather than having subadvisers fulfill those mandates. We believe that investing in ETFs within these Morningstar Funds will allow us the ability to precisely target segments of the market we find attractive in the prevailing environment while avoiding areas we believe have less appeal.

ETF Usage Within Asset Allocation Portfolios

Because we anticipate the Mutual Fund Asset Allocation series of Morningstar Managed Portfolios will include all nine Morningstar Funds, they will have indirect exposure to ETFs because the Morningstar Unconstrained Allocation, Global Income, and Defensive Bond funds will have positions in ETFs. However, the Mutual Fund Asset Allocation portfolios will rely more heavily on the Morningstar Funds that invest predominantly in actively managed subadvised strategies. Thus, the managed portfolios’ performance for those series will be driven largely by the underlying subadvisers’ security selection performance and our team’s active asset allocation decisions, as it is today.

To the extent that the Active/Passive Asset Allocation series and other managed portfolios make use of Morningstar Funds, we expect the effect to be similar: The portfolios may have modestly more ETF exposure, but the allocation to Morningstar Funds will be driven primarily by the performance of the underlying subadvisers, and we will continue to actively manage asset allocation decisions.

We currently do not have plans to use Morningstar Funds in our ETF Asset Allocation portfolios.

How do ETF fees impact expenses for Morningstar Funds?

A mutual fund that invests in other funds (such as ETFs or open-end funds) is required to include an additional line called “Acquired Fund Fees and Expenses” (AFFE) in its prospectus expense tables. In that line, the acquiring fund must report the fund’s pro rata portion of the total annual fund operating expenses of acquired funds and annual transaction fees and express the total amount as a percentage of average net assets of the acquiring fund. For new funds, the amounts noted in that line are estimates.

Those Morningstar Funds that expect to invest in other funds (e.g., ETFs) will have a line in their annual fund operating expense tables within the prospectus that will reflect estimated AFFE.

However, because AFFE are not direct expenses of the Morningstar Funds, they are not considered when calculating expenses for the purpose of imposing expense caps on fund costs, nor will they be reflected in the expense information in Morningstar Funds’ financial statements or financial highlights in the funds’ reports to shareholders. That is why, in some instances, the quoted expense caps in the prospectus and SAI differ from the bottom-line number shown under Total Annual Fund Expenses After Fee Waivers and Expense Reimbursement–they differ by the amount of any AFFE, which is not included in the expense cap calculation.

Availability

When will the Morningstar Funds become available?

Assuming the process follows the expected timeframe, we hope to launch the funds in the third quarter of 2018, although we can provide no assurances on timing.

Can investors outside the United States access Morningstar Funds through a U.S. financial advisor?

Non-U.S. investors cannot invest in the U.S. Morningstar® Managed PortfoliosSM program, through which Morningstar Funds are exclusively available.

Does Morningstar Investment Management plan to offer Morningstar Funds to investors outside the U.S.?

We don’t currently have plans to do so but are continuously evaluating ways we can bring low-cost options to our managed portfolios globally. Morningstar Investment Management Australia already offers multimanager funds.

Important Regulatory Considerations

A registration statement for the funds has been filed with the U.S. Securities and Exchange Commission, but is not yet effective. The information contained in the prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy the securities in any state where the offer or sale is not permitted. Please consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. The prospectus will contain this and other information about the investment company. Further information is available from Morningstar Investment Management LLC, 22 W. Washington Street, Chicago, IL 60602 +1 (877) 751-4208. The final prospectus should be read carefully before investing.